EXHIBIT 4(i)

Page 116
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                            COMSAT CORPORATION

                           Officers' Certificate


          C. Thomas Faulders, III, Vice President and Chief Financial Officer, and Wesley D. Minami, Treasurer, of COMSAT Corporation, a District of Columbia corporation (the "Company"), pursuant to Section 3.01 of the Indenture, dated as of March 15, 1991, as supplemented by the Supplemental Indenture, dated as of June 29, 1994 (the "Indenture"), between the Company and The Chase Manhattan Bank (National Association), as Trustee (the "Trustee"), each hereby certifies as follows (capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Indenture or in the forms of Securities attached hereto as Annex A and B, as applicable):

     1.  There is hereby established pursuant to the terms of
Section 3.01 of the Indenture a series of Securities which shall have the following terms:

          (a) The title of the Securities of such series is "Medium-Term Notes, Series A" (the "Notes").

          (b) The aggregate principal amount of the Notes which may be authenticated and delivered under the Indenture shall be up to $100,000,000 or, if any Notes are issued at original issue discount, such greater amount as may result in an aggregate offering price equivalent to no more than $100,000,000 (except for Notes authenticated and delivered upon registration of transfer, or in exchange for, or in lieu of, other Notes of the same tenor pursuant to Section 3.05, 3.06, 4.07 or 11.06 of the Indenture).

          (c)  The Depository Trust Company shall be the
     Depositary with respect to all Notes issued in permanent global form.

          (d) The terms of a particular Note shall be as set forth in such Note when such Note is duly executed, issued and authenticated as set forth herein and in the Indenture. The terms of the Note will specify the date that such Note will mature, which shall be nine months or more from its Issue Date, whether such Note will be an Original Issue Discount Note or an Amortizing Note, and any other terms or conditions not inconsistent with this Officers' Certificate (or any amendment or supplement hereto pursuant to subparagraph 1(k) hereof) or the Indenture. Such Note shall be delivered to the Trustee together with a Company Order.

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          (e)  Each interest-bearing Note will bear interest from
     and including its Issue Date or from and including the most recent Interest Payment Date with respect to which interest on such Note (or any predecessor Note) has been paid or duly provided for to, but excluding, the relevant Interest
     Payment Date at the fixed rate per annum, or at the rate per annum determined pursuant to the interest rate formula, stated therein until the principal thereof is paid or made available for payment.

          (f) Principal of (and premium, if any) and interest on each Note shall be payable at the corporate trust office of the Paying Agent, in the City of New York; provided, however, that, at the option of the Company, payment of interest may be made by check mailed to the address of the holder of a Note as such address shall appear in the Security Register, or by wire transfer to an account maintained by the holder of a Note with a bank located in the United States, provided that the holder shall have provided in writing to the Trustee, on or prior to the relevant record date, appropriate payment instructions; and provided, further, that, notwithstanding the foregoing, the holder of $10,000,000 or more in aggregate principal amount of Notes having the same Interest Payment Date shall be entitled to receive such payment by wire transfer of immediately payable funds to an account maintained by such holder with a bank located in the United States, provided that the holder shall have provided in writing to the Trustee, on or prior to the relevant record date, appropriate payment instructions. Upon the terms, conditions and circumstances provided in the Indenture and in the forms of Notes attached hereto as Annex A or Annex B, as the case may be, the transfer of the Notes will be registrable and Notes will be exchangeable for Notes of any authorized denomination and of a like tenor at the office of a security registrar selected by the Company, initially The Chase Manhattan Bank (National Association) (the "Security Registrar"), in the City of New York.

          (g) The terms of the Notes will specify either that the Note cannot be redeemed, or if it can be redeemed, the manner and the dates or ranges of dates on which it can be redeemed.

          (h) The Notes are not subject to redemption or purchase pursuant to any sinking fund or analogous provisions.

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

          (i) The minimum denomination of the Notes shall be $1,000 and integral multiples of $1,000 in excess thereof.

          (j) Payments of principal and interest on the Notes shall be made only in United States dollars.

          (k) Any increase in the aggregate principal amount of Notes outstanding which may be authenticated and delivered upon original issuance under the Indenture, any additional forms of Notes, any amendments and supplements to the forms of Notes and any additional or supplemental terms of Notes not described in or contemplated by the forms of the Notes attached hereto as Annexes A and B shall be effective upon delivery to the Trustee of any amendment or supplement to this Officers' Certificate or of an additional Officers' Certificate in accordance with an appropriate Board Resolution.

     2. Except as provided in subparagraph 1(k) hereof, the Form of the fixed rate Notes attached hereto as Annex A and the Form of the floating rate Notes attached hereto as Annex B is hereby established and approved pursuant to authority granted by the Board of Directors of the Company with such changes therein as any individual authorized to sign a Company Order may have approved.

     3. Each of the President and Chief Executive Officer and the Vice President and Chief Financial Officer have been duly appointed as an authorized officer of the Company with such powers as given them in the resolutions of the Board of Directors of the Company.

     4. The issuance from time to time of up to $100,000,000 aggregate principal amount of Notes pursuant to the Indenture was duly approved and authorized pursuant to the authority granted in resolutions adopted by the Board of Directors of the Company on May 20, 1994.

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

     IN WITNESS WHEREOF, we have hereunto signed our names this 11th day of July, 1994.



                                   \s\ C. Thomas Faulders, III
                                   ---------------------------
                                   C. Thomas Faulders, III
                                   Vice President and Chief
                                   Financial Officer



                                   \s\ Wesley D. Minami
                                   --------------------------
                                   Wesley D. Minami
                                   Treasurer

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                    [Form of Face of Security]               Annex A


     REGISTERED                                             REGISTERED
                          COMSAT CORPORATION

     No. FXRA-___     MEDIUM-TERM NOTE, SERIES A        CUSIP ________
                             (Fixed Rate)

[Insert if the Security is to be a Global Security -- This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered, in the name of any Person other than such Depositary or a nominee thereof, except in the limited circumstances described in the Indenture.

Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

     PRINCIPAL AMOUNT:                  DENOMINATIONS:

     ISSUE DATE:                        STATED MATURITY OF SECURITY:

     INTEREST RATE:                     COMPUTATION PERIOD:

     INTEREST PAYMENT DATE(S):          REGULAR RECORD DATE(S):

     REDEMPTION DATE(S):                REDEMPTION PERCENTAGE(S):

     REDEMPTION DATE(S)                 REDEMPTION PERCENTAGE(S):
       (OPTION OF HOLDER):                (OPTION OF HOLDER)(if other
                                          than 100% of Principal Amount)

     [ORIGINAL ISSUE DISCOUNT SECURITY]*:

     OTHER PROVISIONS:
     [Add Sinking Fund provisions if applicable]


     * Include U.S. federal income tax original discount legend if and when regulations require.

          NOTE: This form of Security does not cover zero-coupon securities.

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     COMSAT CORPORATION, a corporation duly organized and existing under the laws of the District of Columbia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- CEDE & Co., as nominee for The Depository Trust Company] [_________________________________________], or registered assigns, the principal amount specified above on the Stated Maturity specified above and to pay interest thereon (computed, unless a different Computation Period is specified above, on the basis of a 360-day year of twelve 30-day months) from and including the Issue Date specified above (the "Issue Date") or from and including the most recent Interest Payment Date to which interest on this Security (or any Predecessor Security) has been paid or duly provided for to, but excluding, the Interest Payment Date, on the Interest Payment Date(s) specified above in each year (each an "Interest Payment Date") and at Maturity, at the rate per annum equal to the Interest Rate specified above, until the principal hereof is paid or duly made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the fifteenth day next preceding such Interest Payment Date, unless a different Regular Record Date is specified above (the "Regular Record Date"); provided, however, that interest payable at Maturity will be payable to the person to whom principal shall be payable; and provided, further, that if the Issue Date is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the second Interest Payment Date following the Issue Date to the person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     As provided in this Security and in lieu of any contrary provision in the Indenture, if any Interest Payment Date specified on the face hereof would otherwise be a day which is not a Market Day (as defined on the reverse hereof), with respect to this Security, the Interest Payment Date shall be postponed to the next succeeding Market Day with the same force and effect as if made on the due date, and no interest shall accrue on the period from and after such date.

     Payment of the principal of (and premium, if any) and interest on this Security will be made at the corporate trust office of the Trustee in The City of New York, or such other office or agency of the Company maintained by it for that purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal of (and premium, if any) and interest on this Security due will be made in immediately available funds at such corporate trust office or such other office or agency if this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in such funds in accordance with its normal procedures; and provided, further, that, at the option of the Company, payment of interest may be made by check mailed to the address of the Holder as such address shall appear in the Security Register; or by wire transfer to an account maintained by the Holder with a bank located in the United States, provided that the Holder shall have provided in

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

writing to the Trustee, on or prior to the relevant Regular Record Date, appropriate payment instructions. Notwithstanding the foregoing, the Holder of $10,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date shall be entitled to receive such payment by wire transfer of immediately payable funds to an account maintained by such Holder with a bank located in the United States, provided that the Holder shall have provided in writing to the Trustee, on or prior to the relevant Regular Record Date, appropriate payment instructions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal.

                                        COMSAT CORPORATION


     [CORPORATE SEAL]
                                        By____________________________
                                            Name:
                                            Title:

     Attest:


     _________________________________


     Dated:_____________________, 199_


          TRUSTEE'S
          CERTIFICATE OF
          AUTHENTICATION

     This is one of the Securities
     of the series designated
     therein referred to in the
     within-mentioned Indenture

     THE CHASE MANHATTAN BANK
     (National Association),
     as Trustee


     By__________________________________
                  Authorized Officer

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

                  [Form of Reverse of Security]

          This Security is one of a duly authorized issue of securities of the Company (the "Securities") issued and to be issued in one or more series under an Indenture, dated as of March 15, 1991, as supplemented by a Supplemental Indenture dated as of June 29, 1994 (the "Indenture", which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture) and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited in aggregate principal amount not to exceed $100,000,000 (or if Securities of this series are to be Original Issue Discount Securities or with the amount payable in respect of any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Securities"), such principal amount as shall result in an aggregate initial offering price of Securities equivalent to not more than $100,000,000), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities, which may be offered or sold either in the United States or outside the United States or both simultaneously. Except as may be otherwise stated on the face hereof, the Securities of this series are issuable only as registered Securities, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Securities of this series may be issued from time to time in various principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, if any, and may otherwise vary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          The Securities are general, direct, unconditional and unsecured obligations of the Company.

          If this Security is designated on the face hereof as an Original Issue Discount Security, then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, as specified on the face hereof, an amount equal to the Amortized Face Amount of this Security. The "Amortized Face Amount" shall be the amount equal to (a) the issue price of this Security, plus
     (b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of this Security (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence the "Stated Yield" means the Yield to Maturity specified on the face hereof (or if not so specified, the yield to maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date to the Stated Maturity on the basis of the issue price and such principal amount.

          If one or more "Redemption Dates" (or ranges of Redemption Dates) is specified on the face hereof, this Security is subject to redemption upon not less than 30 days' notice by mail, on any such date (or during any such range), as a whole, or from time to time in part, at the election of the Company, at a Redemption Price determined as provided in the next succeeding sentence, together

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

     with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof (or one or more Predecessor Securities) of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture. If applicable, the Redemption Price for any such redemption shall be the amount determined by multiplying the "Redemption Percentage" specified on the face hereof with respect to the relevant Redemption Date (or range of such dates), by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

          Notice of redemption having been given as aforesaid, this Security (or the portion of the principal amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

          In the case of any partial redemption at the election of the Company of Securities of this series, the Securities of a particular tenor to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities. In the event of any redemption of this Security in part only, a new Security or Securities of this series of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Securities of this series.

          If one or more "Redemption Dates (Option of Holder)" (or ranges of such dates) is specified on the face hereof, this Security is subject to redemption on any such date (or during any such range) or, if such date is not a Market Day, on the first Market Day following such date, as a whole or from time to time in part, at the election of the Holder hereof, at a Redemption Price determined as provided in the fifth succeeding sentence together with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof of record at the close of business on the Regular Record Date referred to on the face hereof, all as provided in the Indenture. Such election shall be effected by the Holder hereof delivering to the Company at the principal corporate trust office of the Trustee in The City of New York, not less than 30 nor more than 60 days prior to the date on which this Security is to be redeemed, or during such other Notice Period specified on the face hereof, a notice requesting such redemption as prescribed below and specifying the date upon which this Security is to be redeemed. Any notice given by a Holder pursuant to this paragraph shall consist of either (i) this Security with the form entitled "Option to Elect Redemption" set forth at the end of this Security duly completed or (ii) a telegram, facsimile transmission or a letter from a member of a national securities exchange or of the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the principal amount of this Security, the principal amount of this Security to be redeemed, the certificate number or a description of the terms of this Security, a statement that the option to elect redemption is being exercised thereby and a guarantee that this Security, together with the duly completed form entitled "Option to Elect Redemption" set forth at the end of this Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, facsimile transmission or letter; provided, however, that such

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

     telegram, facsimile transmission or letter shall only be effective if this Security and such form duly completed are received by the Trustee by such fifth Business Day. Exercise of the redemption option by the Holder hereof will be irrevocable. Such option may be exercised with respect to less than the entire principal amount of this Security, provided that the portion Outstanding after such redemption shall be an authorized denomination for Securities of this series. If applicable, the Redemption Price for any such redemption shall be determined by multiplying the "Redemption Percentage (Option of Holder)" specified on the face hereof with respect to the relevant Redemption Date (Option of Holder) (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed, together with interest accrued thereon to the Redemption Date; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

          If so indicated on the face hereof, and in accordance with the terms specified thereon, this Security will be subject to redemption through operation of a sinking fund.

          [The Indenture contains provisions for defeasance at any time of [the entire indebtedness on this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance by the Company with certain conditions set forth therein.]

          If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of Original Issue Discount Securities the Amortized Face Amount thereof) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and interest, if any, on the Securities of this series shall terminate.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

          As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holders of not less than 50% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee

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

     reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

          In the event of any redemption at the election of the Company, the Trustee shall not be required to (i) issue, register the transfer of or exchange Securities of this series of like tenor during a period beginning at the opening of business 15 days before any selection of Securities of this series to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Security, or portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Following the exercise of a redemption option by the Holder hereof, the Trustee shall not be required to issue, register the transfer of or exchange that portion of this Security with respect to which such option has been exercised.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Securities of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. If the face of this Security contains a legend indicating that this Security is a Global Security so registered, the transfer and exchange hereof is subject to the additional limitations set forth in such legend.

          Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                      _________________________

                            ABBREVIATIONS

          The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

          TEN COM   - as tenants in common

          TEN ENT   - as tenants by the entireties

          JT TEN    - as joint tenants with right of survivorship
                         and not as tenants in common

          UNIF GIFT MIN ACT - ______________ Custodian ________________
                               (Custodian)                  (Minor)

          Under Uniform Gifts to Minors Act (___________)
                                               (State)

     Additional abbreviations may also be used though not in the above list.

                      _________________________

     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


     _________________________________________________________________
   (PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE)

     _________________________________________________________________
   (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

     _________________________________________________________________

     _________________________________________________________________

     the within Note and all rights thereunder, hereby irrevocably constituting and appointing
     ______________________________________________________________

     attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

     Dated:__________________           X___________________________________
     Signature Guarantee:                NOTICE:  The signature to
                                                  this assignment must
                                                  correspond with the name
                                                  as written upon the face
                                                  of the within instrument
                                                  in every particular,
                                                  without alteration or
                                                  enlargement or any change
                                                  whatever.

                     OPTION TO ELECT REDEMPTION

               The undersigned hereby irrevocably requests and instructs [INSERT NAME OF COMPANY] to redeem the within Security (or portion thereof specified below) pursuant to its terms at the Redemption Price, to the undersigned at


     ----------------------------------------------------------------
     (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL
                    ZIP CODE OF THE UNDERSIGNED)

     ----------------------------------------------------------------

     ----------------------------------------------------------------

     ----------------------------------------------------------------


               If less than the entire principal amount of the within Security is to be redeemed, specify the portion thereof which the Holder elects to have redeemed:
     _____________________________________________________________; and
     specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being redeemed (in the absence of any such specification, one such Security will be issued for the portion not being redeemed):
     ________________________________________________________________.


     Dated:_____________     __________________________________________
     Signature Guarantee:    NOTICE:  This signature on this Option to
                                      Elect Redemption must correspond
                                      with the name as written upon
                                      the face of the within instrument in
                                      every particular without alteration
                                      or enlargement.
10

                         [Form of Face of Security]               Annex B


     REGISTERED                                             REGISTERED
                          COMSAT CORPORATION

     No. FLRA-____    MEDIUM-TERM NOTE, SERIES A        CUSIP ________
                           (Floating Rate)


     [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee thereof. This Security may not be exchanged in whole or in part for a Security registered, and no transfer of this Security in whole or in part may be registered in the name of any Person other than such Depositary or a nominee thereof except in the limited circumstances described in the Indenture.

     Unless this Certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

     PRINCIPAL AMOUNT:                  DENOMINATIONS:

     ISSUE DATE:                        STATED MATURITY OF SECURITY:

     INTEREST RATE BASIS:               COMPUTATION PERIOD:

     INTEREST PAYMENT DATE(S):          REGULAR RECORD DATE(S):

     INITIAL INTEREST RATE:             SPREAD MULTIPLIER:

     MAXIMUM INTEREST RATE:             MINIMUM INTEREST RATE:

     INTEREST PAYMENT PERIOD            INTEREST PAYMENT MONTH(S):
     (monthly, quarterly, semi-
     annually or annually):

     INTEREST RESET PERIOD              INTEREST RESET MONTH(S):
     (monthly, quarterly, semi-
     annually or annually):

     INTEREST DETERMINATION DATE(S):

     CALCULATION DATE:                  CALCULATION AGENT:

     INTEREST RESET DATE(S):

     REDEMPTION DATE(S):                REDEMPTION PERCENTAGE(S):

     REDEMPTION DATE(S)                 REDEMPTION PERCENTAGE(S)
     (OPTION OF HOLDER):                (OPTION OF HOLDER)
                                        (if other than 100% of Principal
                                        Amount):

     [ORIGINAL ISSUE DISCOUNT SECURITY:]*

     OTHER PROVISIONS:  [Add Sinking Fund provisions if applicable]**


---------------------
* Include U.S. Federal income tax original issue discount legent if and when regulations require.

** NOTE: This form of security does not cover zero-coupon Securities.

     COMSAT CORPORATION, a corporation duly organized and existing under the laws of the District of Columbia (herein called the "Company", which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to [INSERT IF THE SECURITY IS TO BE A GLOBAL SECURITY -- CEDE & Co., as nominee for The Depository Trust Company]
[___________________________________________________________], or
registered assigns, the principal amount specified above on the Stated Maturity specified above and to pay interest thereon, from and including the Issue Date specified above (the "Issue Date") or from and including the most recent Interest Payment Date to which interest on this Security (or any Predecessor Security) has been paid or duly provided for to, but excluding, the Interest Payment Date (as hereinafter defined) (or, if the Interest Reset Period specified above (the "Interest Reset Period") is [daily or] weekly, from and including the Issue Date or from and including the day following the most recent Regular Record Date with respect to which interest has been paid or duly provided for, as the case may be, to but excluding the day following the Regular Record Date immediately preceding such Interest Payment Date), at a rate per annum equal to the Initial Interest Rate specified above (the "Initial Interest Rate") until the first Interest Reset Date (as defined on the reverse hereof) following the Issue Date and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of Commercial Paper Rate", "Determination of Prime Rate", "Determination of CD Rate", "Determination of Federal Funds Rate", "Determination of LIBOR", "Determination of Treasury Rate", "Determination of the J.J. Kenny Rate", "Determination of the 11th District Cost of Funds Rate" or "Determination of the CMT Rate" depending upon whether the Interest Rate Basis specified above is Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Rate, LIBOR, Treasury Rate, J.J. Kenny Rate, 11th District Cost of Funds Rate or CMT Rate until the principal hereof is paid or duly made available for payment; provided, however, that the Company will make all such payments in respect of this Security in U.S. dollars in amounts determined as set forth on the reverse hereof. Such interest shall be payable by the Company monthly, quarterly, semi-annually or annually as specified above under "Interest Payment Period" and, unless otherwise specified above under "Interest Payment Date(s)", such interest shall be payable by the Company on the third Wednesday of the month or months specified above under "Interest Payment Month(s)" in each year (each date so specified above or, if none is so specified, determined as herein provided, an "Interest Payment Date") and at Maturity. The interest so payable, and punctually paid or duly provided for, on any such Interest Payment Date will be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the fifteenth day (whether or not a Market Day) next preceding such Interest Payment Date, unless a different Regular Record Date is specified above (the "Regular Record Date"); provided, however, that interest payable at Maturity will be payable to the Person to whom principal shall be payable; and provided, further, that if the Issue Date is after a Regular Record Date and before the next succeeding Interest Payment Date the first payment of interest shall be payable on the second Interest Payment Date following the Issue Date to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which this Security may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

     As provided in this Security and in lieu of any contrary provision in the Indenture, if any Interest Payment Date shown on the face hereof would otherwise be a day that is not a Market Day (as defined in the reverse hereof) the Interest Payment Date shall be postponed to the next day that is a Market Day, except that if the rate of interest on this Security shall be determined in accordance with the provisions of the heading "Determination of LIBOR", and such Market Day is in the next succeeding calendar month, such Interest Payment Date shall be the immediately preceding Market Day. If the Maturity of this Security would otherwise be a day that is not a Market Day, the payment of principal (and premium, if any) and interest may be made on the next succeeding Market Day, and no interest on such payment will accrue from and after the Maturity.

     Payment of the principal of (and premium, if any) or interest on this Security will be made at the corporate trust office of the Trustee in The City of New York, or such other office or agency of the Company maintained by it for that purpose in the The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of the principal of (and premium, if any) and interest on this Security due will be made in immediately available funds at such corporate trust office or such other office or agency if this Security is presented to the Paying Agent in time for the Paying Agent to make such payments in accordance with its normal procedures; and provided, further, that at the option of the Company payment of interest may be made by check mailed to the address of the Holder as such address shall appear in the Security Register or by wire transfer to an account maintained by the Holder with a bank located in the United States, provided that the Holder shall have provided in writing the Trustee, on or prior to the relevant Regular Record Date, appropriate payment instructions. Notwithstanding the foregoing, the Holder of $10,000,000 or more in aggregate principal amount of Securities having the same Interest Payment Date shall be entitled to receive such payment by wire transfer of immediately payable funds to an account maintained by such Holder with a bank located in the United States, provided that the Holder shall have provided in writing to the Trustee, on or prior to the relevant Regular Record Date, appropriate payment instructions.

     Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed by manual or facsimile signature under its corporate seal.

                                           COMSAT CORPORATION


[CORPORATE SEAL]                           By______________________________
                                           Name:
                                           Title:

Attest:


_________________________________

Dated:  ____________________, 199_

       TRUSTEE'S
       CERTIFICATE OF
       AUTHENTICATION

This is one of the Securities
of the series designated
therein referred to in the
within-mentioned Indenture.

THE CHASE MANHATTAN BANK
(National Association),
as Trustee


By____________________________________
          Authorized Officer

                  [Form of Reverse of Security]

     This Security is one of a duly authorized issue of securities of the Company (the "Securities") issued and to be issued in one or more series under the Indenture, dated as of March 15, 1991, as supplemented by a Supplemental Indenture, dated as of June 29, 1994 (the "Indenture" which term shall have the meaning assigned to it in such instrument), between the Company and The Chase Manhattan Bank (National Association), as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, limited to an aggregate principal amount not to exceed $100,000,000 (or, if Securities of this series are to be Original Issue Discount Securities or with the amount payable in respect of principal of or any premium or interest to be determined by reference to the value, rate or price of one or more specified indices ("Indexed Securities"), such principal amount as shall result in an aggregate initial offering price of Securities equivalent to no more than $100,000,000), which amount may be increased at the option of the Company if in the future it determines that it may wish to sell additional Securities, which may be offered or sold either in the United States or outside the United States or both simultaneously. Except as otherwise may be stated on the face hereof, the Securities of this series are issuable only as registered Securities, without coupons, in denominations of $1,000 and integral multiples of $1,000 in excess thereof. The Securities of this series may be issued from time to time in various principal amounts, may mature at different times, may bear interest at different rates, may be subject to different redemption provisions, if any, and may otherwise vary. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     The Securities are general, direct, unconditional and unsecured obligations of the Company.

     Accrued interest hereon shall be calculated by multiplying the principal amount specified on the face hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. The interest factor (expressed as a decimal rounded, if necessary, as described below) for each such day shall be computed by dividing the interest rate (expressed as a decimal rounded, if necessary, as described below) applicable to such day by 360, if the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, Prime Rate, CD Rate, Federal Funds Rate, LIBOR, J.J. Kenny Rate, 11th District Cost of Funds Rate or CMT Rate by the actual number of days in the year (365 or 366, as the case may be) if the Interest Rate Basis specified on the face hereof is the Treasury Rate, or by the number of days in the Computation Period specified on the face hereof. Except as otherwise provided herein, all percentages resulting from any calculation with respect to this Security will be rounded, if necessary, to the nearest one-hundred thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) being rounded to 9.87655% (or .0987655) and 9.876544% (or .09876544) being rounded to 9.87654% (or .0987654)), and all dollar amounts used in or resulting from such calculations will be rounded to the nearest cent.

     The rate of interest on this Security will be reset daily, weekly, monthly, quarterly, semi-annually or annually, as specified on the face hereof under Interest Reset Period (each date upon which interest is so reset as provided below being hereinafter referred to as an "Interest Reset Date"), and the interest rate in effect on any day shall be (a) if such day is an Interest Reset Date, the interest rate for such Interest Reset Date or (b) if such day is not an Interest Reset Date the interest rate for the immediately preceding Interest Reset Date; provided, however, that
(i) the interest rate in effect from the Issue Date of this Security (or one or more Predecessor Securities) to but excluding the first Interest Reset Date will be the Initial Interest Rate and
(ii) the interest rate in effect for the ten calendar days immediately prior to Maturity of this Security will be that in effect on the tenth calendar day preceding such Maturity. Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof and in no event shall be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application. Unless otherwise specified on the face hereof and except as provided in the next succeeding sentence, the Interest Reset Date with respect to this Security will be, if the Interest Reset Period specified on the face hereof is daily, each Market Day (as defined below); if the Interest Reset Period specified on the face hereof is weekly (unless the Interest Rate Basis specified on the face hereof is the Treasury Rate), the Wednesday of each week; if the Interest Reset Period specified on the face hereof is weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, except as otherwise provided below, the Tuesday of each week; if the Interest Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Reset Period specified on the face hereof is quarterly, the third Wednesday of each March, June, September and December; if the Interest Reset Period specified on the face hereof is semi-annually, the third Wednesday of two months in each year specified under "Interest Reset Month(s)" on the face hereof; and if the Interest Reset Period specified on the face hereof is annually, the third Wednesday of the month in each year specified under "Interest Reset Month(s)" on the face hereof. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Security, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Security, except that if the Interest Rate Basis specified on the face hereof is LIBOR and the next succeeding Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day. Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date the rate of interest on this Security shall be the rate determined in accordance with the provisions of the applicable heading below.

     "Market Day" means (i) with respect to any Security of this series the rate of interest on which is determined other than in accordance with the provisions of the heading "Determination of LIBOR" above, any day that is a Business Day in The City of New York and (ii) with respect to any Security of this series the rate of interest on which is determined in accordance with the provisions of the heading "Determination of LIBOR" above, any Business Day in The City of New York on which dealings in deposits in U.S. dollars are transacted in the London interbank market.

     Determination of Commercial Paper Rate. If the Interest Rate Basis specified on the face hereof is the Commercial Paper Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the Money Market Yield (calculated as described below) of the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date") for commercial paper having the Index Maturity specified on the face hereof,
(i) as published in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication published by the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "Commercial Paper", or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Commercial Paper Interest Determination Date, then as published in "Composite 3:30 P.M.

Quotations for U.S. Government Securities", or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations"), under the heading "Commercial Paper", or
(b) if such rate is not published in either H.15(519) or Composite Quotations by 3:30 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date, of three leading dealers of commercial paper in The City of New York selected by the Calcula-tion Agent for commercial paper having the Index Maturity specified on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized rating agency, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than three such dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Commercial Paper Rate shall be the Commercial Paper Rate in effect on such Commercial Paper Interest Determination Date.

     "Money Market Yield" shall be a yield (expressed as a percentage rounded, if necessary, to the next higher one-hundred thousandth of a percentage point), calculated in accordance with the following formula:

                                        D x 360
               Money Market Yield =  ------------- x 100,
                                     360 - (D x M)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the interest period for which interest is being calculated.

     Determination of Prime Rate. If the Interest Rate Basis specified on the face hereof is the Prime Rate, the Interest Rate with respect to this Security for any Interest Reset Date shall equal the rate set forth on such date in H.15(519) under the heading "Bank Prime Loan." In the event that such rate is not published prior to 3:00 P.M., New York City time, on such Prime Rate Interest Determination Date, then the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen NYMF Page as such bank's prime rate or base lending rate as in effect for that Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen NYMF Page for the Prime Rate Interest Determination Date, the Prime Rate will be the arithmetic mean of the announced prime rates quoted on the basis of the actual number of days in the year divided by 360 as of the close of business on such Prime Rate Interest Determination Date by at least two of three major money center banks in The City of New York selected by the Calculation Agent. If fewer than two such quotations are provided, the Prime Rate shall be determined on the basis of the rates furnished in The City of New York by the appropriate number of substitute banks or trust companies organized and doing business under the laws of the United States, or any state thereof, having total equity capital of at least $500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate will be the Prime Rate then in effect on such Prime Rate Interest Determination Date.

     Determination of CD Rate. If the Interest Rate Basis specified on the face hereof is the CD Rate, the Interest Rate with respect to any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the "CD Rate Interest Determination Date") for negotiable certificates of deposit having the Index Maturity specified on the face hereof, (i) as published in H.15(519) under the heading "CDs (Secondary Market)", or
(ii) such rate is not published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, then as published in Composite Quotations under the heading "Certificates of Deposit", or (b) if such rate is not yet published in either H.15(519) or Composite Quotations by 3:00 P.M., New York City time, on such Calculation Date the arithmetic mean, as calculated by the Calculation Agent, of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof in a denomination of $5,000,000 in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the CD Rate will be the CD Rate in effect on such CD Rate Interest Determination Date.

     Determination of Federal Funds Rate. If the Interest Rate Basis specified on the face hereof is the Federal Funds Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate on the second Market Day with respect to this Security immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date") for Federal Funds having the Index Maturity specified on the face hereof (i) as published in H.15(519) under the heading "Federal Funds (Effective)" or (ii) if such rate is not so published prior to 3:00 P.M., New York City time, on the Calculation Date pertaining to such Federal Funds Interest Determination Date, then as published in Composite Quotations under the heading "Federal Funds/ Effective Rate" or (b) if by 3:00 P.M., New York City time, on such Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the rates, prior to 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent, in each of the above cases adjusted by the addition or sub-traction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting as mentioned in this sentence, the Federal Funds Rate will be the Federal Funds Rate in effect on such Federal Funds Interest Determination Date.

     Determination of LIBOR. If the Interest Rate Basis specified on the face hereof is LIBOR, the interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent and shall equal the offered rate for deposits in U.S. Dollars having the Index Maturity specified on the face hereof commencing on the second London Market Day immediately following the Interest Determination Date which appears on the Telerate Page 3750 (as defined herein) as of 11:00 A.M. London time, on such Interest Determination Date, adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, if such rate does not so appear on the Telerate Page 3750, the rate in respect of such Interest Determination Date will be determined on the basis of the rates at which deposits in U.S. dollars are offered by four major banks in the London interbank market (selected by the Calculation Agent) at approximately 11:00 A.M., London time, on the Interest Determination Date next preceding the relevant Interest Reset Date to prime banks in the London interbank market for a period of the Index Maturity commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time. In such case, the Calculation Agent will request the principal London office of each of the aforesaid major banks to provide a quotation of such rate. If at least two such quotations are provided in respect of such Interest Determination Date, the rate for that Interest Reset Date will be the arithmetic mean of the quotations, and, if fewer than two quotations are provided as requested in respect of such Interest Determination Date, the rate for that Interest Reset Date will be the arithmetic mean of the rates quoted by three major banks in New York City, selected by the Calculation Agent, at approximately 11:00 A.M. New York City time on that Interest Determination Date for loans in U.S. dollars to leading European banks for a period of the Index Maturity commencing on that Interest Reset Date and in a principal amount equal to an amount not less than $1,000,000 that is representative for a single transaction in such market at such time, each of the aforementioned cases following the proviso above adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, if the aforesaid rate cannot be so determined by the Calculation Agent, LIBOR in respect of such LIBOR Interest Determination Date will be LIBOR then in effect on such Interest Determination Date. "Telerate Page 3750" means the display page so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices relating to LIBOR). "London Market Day" means any day on which deposits in U.S. dollars are transacted in the London interbank market.

     Determination of Treasury Rate. If the Interest Rate Basis specified on the face hereof is the Treasury Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal (a) the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity specified on the face hereof as published in H.15(519) under the heading "U.S. Government Securities -- Treasury bills - Auction Average (Investment)" on the Treasury Interest Determination Date (as defined below) or (b) if such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date pertaining to such Treasury Interest Determination Date, the auction average rate (expressed as bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury or (c) in the event that the results of the auction of Treasury bills having the Index Maturity specified on the face hereof are not published or reported as provided in (a) or (b) above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held in a particular week, then the Treasury Rate shall be the rate as published in H.15(519) under the heading "U.S. Government Securities/Treasury Bills/Secondary Market." In the event that such rate is not so published by 3:00 P.M., New York City time, on its Calculation Date, then the Treasury Rate shall be calculated by the Calculation Agent and shall be (d) the yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean, as calculated by the Calculation Agent on such Calculation Date, of the secondary market bid rates as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity specified on the face hereof, in each of the above cases adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof; provided, however, that if such deal-ers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate shall be the Treasury Rate on such Treasury Interest Determination Date.

     The "Treasury Interest Determination Date" pertaining to an Interest Reset Date will be the day on which Treasury bills are auctioned for the week in which such Interest Reset Date falls, or if no auction is held for such week, the Monday of such week (or if Monday is a legal holiday, the next succeeding Market Day) and the Interest Reset Date will be the Market Day immediately following such Treasury Interest Determination Date and the Interest Reset Date will be the Market Day following such Treasury Interest Determination Date. Treasury bills are usually sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is usually held on the following Tuesday, except that such auction may be held on the preceding Friday. If an auction is held for such week on Monday or the preceding Friday, such Monday or preceding Friday shall be the Treasury Interest Determination Date for such week, and the Interest Reset Date for such week shall be the Tuesday of such week (or, if such Tuesday is not a Market Day, the next succeeding Market Day). If the auction for such week is held on any day of such week other than Monday, then such date shall be the Treasury Interest Determination Date and the Interest Reset Date for such week shall be the next succeeding Market Day.

     Determination of J.J. Kenny Rate. If the Interest Rate Basis specified on the face hereof is the J.J. Kenny Rate, the interest rate with respect to this Security for any Interest Reset Date shall equal the rate in the high-grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index is, and shall be, based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high- grade component issuers selected by Kenny; which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Corporation in respect of issuers most closely resembling the high-grade component issuers selected by Kenny for its Weekly Index, the interest on which is (A) variable on a weekly basis, (B) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (C) not subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any J.J. Kenny Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected. The Calculation Agent shall calculate the J.J. Kenny Rate in accordance with the foregoing. The J.J. Kenny Rate shall be adjusted by the addition or subtracting of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

     Determination of the 11th District Cost of Funds Rate. If the Interest Rate Basis specified on the face hereof is the 11th District Cost of Funds Rate, the interest rate shall be equal to the monthly 11th District Cost of Funds Index (the "11th District Cost of Funds Index") normally made available and subsequently published by the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") during the month immediately preceding the Interest Reset Date to which such 11th District Cost of Funds Interest Determination Date applies. If the FHLB of San Francisco shall fail in any month to make available the 11th District Cost of Funds Index (each such failure being referred to herein as an "Alternate Rate Event"), then the 11th District Cost of Funds Rate for the 11th District Cost of Funds Interest Determination Date after the Alternate Rate Event shall be calculated on the basis of the 11th District Cost of Funds Index most recently made available prior to such 11th District Cost of Funds Interest Determination Date. If an Alternate Rate Event occurs in the month immediately following a month in which a prior Alternate Rate Event occurred, then the 11th District Cost of Funds Rate for the 11th District Cost of Funds Interest Determination Date immediately following the second Alternate Rate Event shall be calculated on the basis of the 11th District Cost of Funds Index most recently made available prior to the 11th District Cost of Funds Interest Determination Date and, thereafter, the 11th District Cost of Funds Rate for each succeeding 11th District Cost of Funds Interest Determination Date shall be LIBOR, determined as though the interest rate basis were LIBOR, and the Spread shall be plus or minus the number of basis points specified in the applicable 11th District Cost of Funds Rate Note as the "Alternate Rate Event Spread," if any.

     In determining that the FHLB of San Francisco has failed in any month to make available the 11th District Cost of Funds Index, the Calculation Agent may rely conclusively on any written advice from the FHLB of San Francisco to such effect.

     The 11th District Cost of Funds Rate shall be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication by the Spread Multiplier, if any, specified on the face hereof.

     Determination of the CMT Rate. If the Interest Rate Basis specified on the face hereof is the CMT Rate, the interest rate with respect to this Security for any Interest Reset Date shall be determined by the Calculation Agent and shall equal the rate displayed on the Designated CMT Telerate Page (as defined below) under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the Column for the Designated CMT Maturity Index (as defined below) for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published in the relevant H.15(519). If such rate is no longer published, or if not published by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Interest Determination Date with respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 P.M., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 P.M. (New York City time) on the CMT Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotations (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three of four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence, have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Notes with the shorter remaining term to maturity will be used. The CMT Rate shall be adjusted by the addition or subtraction of the Spread, if any, specified on the face hereof, and/or by multiplication of Spread Multiplier, if any, specified on the face hereof.

     "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated in the applicable Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified in the applicable Pricing Supplement, the Designated CMT Telerate Page shall be 7052, for the most recent week.

     "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20, or 30 years) specified in the applicable Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified in the applicable Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

     Unless otherwise specified on the face hereof, the Calculation Date pertaining (i) to any Commercial Paper Rate Interest Determination Date, CD Rate Interest Determination Date, Treasury Interest Determination Date, J.J. Kenny Rate Determination Date, 11th District Cost of Funds Rate Determination date or CMT Rate Determination Date, Federal Funds Rate Interest Determination Date, as the case may be, shall be the tenth day after such interest determination date or, if any such day is not a Market Day with respect to this Security, the next succeeding Market Day and
(ii) to any Prime Rate Interest Determination Date or LIBOR Interest Determination Date shall be such Prime Rate Interest Determination Date or such LIBOR Interest Determination Date, as the case may be. The Calculation Agent shall calculate the interest rate hereon in accordance with the foregoing on or before each Calculation Date. At the request of the Holder hereof, the Calculation Agent will provide to the Holder hereof the interest rate hereon then in effect and, if determined, the interest rate which will become effective as of the next Interest Reset Date. Unless otherwise specified on the face hereof, the Calculation Agent shall be the Trustee.

     If this Security is designated on the face hereof as an Original Issue Discount Security, then, notwithstanding anything to the contrary contained in this Security, upon the redemption or acceleration of Maturity of this Security there shall be payable, in lieu of the principal amount due at the Stated Maturity hereof, as specified on the face hereof, an amount equal to the Amortized

Face Amount of this Security. The "Amortized Face Amount" shall be the amount equal to (a) the issue price of this Security, plus
(b) that portion of the difference between the issue price and the principal amount of this Security that has been amortized at the Stated Yield (as defined below) of this Security (computed in accordance with generally accepted United States bond yield computation principles) at the date as of which the Amortized Face Amount is calculated, but in no event shall the Amortized Face Amount exceed the principal amount of this Security due at the Stated Maturity hereof. As used in the previous sentence the "Stated Yield" means the Yield to Maturity specified on the face hereof (or if not so specified, the yield to maturity compounded semi-annually and computed in accordance with generally accepted United States bond yield computation principles) for the period from the Issue Date to the Stated Maturity on the basis of the issue price and such principal amount.

     If one or more "Redemption Dates" (or ranges of Redemption Dates) is specified on the face hereof, this Security is subject to redemption upon not less than 30 days' notice by mail, on any such date (or during any such range) as a whole, or from time to time in part, at the election of the Company, at a Redemption Price determined as provided in the next succeeding sentence, together with accrued interest to the Redemption Date; but interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof (or one or more Predecessor Securities) of record at the close of business on the relevant Regular Record Dates referred to on the face hereof, all as provided in the Indenture. If applicable, the Redemption Price for any such redemption shall be the amount determined by multiplying the "Redemption Percentage" specified on the face hereof with respect to the relevant Redemption Date (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

     Notice of redemption having been given as aforesaid, this Security (or the portion of the principal amount hereof so to be redeemed) shall, on the Redemption Date, become due and payable at the Redemption Price herein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) shall cease to bear interest.

     In the case of any partial redemption at the election of the Company of Securities of this series, the Securities of a particular tenor to be redeemed shall be selected by the Trustee not more than 60 days prior to the Redemption Date by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions of the principal amount of Securities. In the event of any redemption of this Security in part only, a new Security or Securities of this series of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof, provided that such unredeemed portion shall be an authorized denomination for Securities of this series.


     If one or more "Redemption Dates (Option of Holder)" (or ranges of such dates) is specified on the face hereof, this Security is subject to redemption on any such date (or during any such range) or, if such date is not a Market Day, on the first Market Day following such date, as a whole or from time to time in part, at the election of the Holder hereof at a Redemption Price determined as provided in the fifth succeeding sentence together with accrued interest thereon to the Redemption Date, but interest installments whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder hereof of record at the close of business on the Regular Record Date referred to on the face hereof, all as provided in the Indenture. Such election shall be effected by the Holder hereof delivering to the Company at the principal corporate trust office of the Trustee in The City of New York not less than 30 nor more than 60 days prior to the date on which this Security is to be redeemed, or during such other Notice Period specified on the face hereof, a notice requesting such redemption in the form as prescribed below and specifying the date upon which this Security is to be redeemed. Any notice given by a Holder pursuant to this paragraph shall consist of either (i) this Security with the form entitled "Option to Elect Redemption" set forth of the end of this Security duly completed or (ii) a telegram, facsimile transmission or a letter from a member of a national securities exchange, the National Association of Securities Dealers, Inc. or a commercial bank or trust company in the United States setting forth the name of the Holder hereof, the principal amount of this Security, the principal amount of this Security to be redeemed, the certificate number or a description of the terms of this Security, a statement that the option to elect redemption is being exercised thereby and a guarantee that this Security, together with the duly completed form entitled "Option to Elect Redemption" set forth at the end of this Security, will be received by the Trustee not later than the fifth Business Day after the date of such telegram, facsimile transmission or letter; provided, however, that such telegram, facsimile transmission or letter shall only be effective if this Security and form duly completed are received by the Trustee by such fifth Business Day. Exercise of the redemption option by the Holder hereof will be irrevocable. Such Option may be exercised with respect to less than the entire principal amount of this Security, provided that the portion remaining Outstanding after such redemption shall be an authorized amount for Securities of this Series. If applicable, the Redemption Price for any such redemption shall be the amount determined by multiplying the "Redemption Percentage (Option of Holder)," specified on the face hereof with respect to the relevant Redemption Date (Option of Holder) (or range of such dates) by the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed, together with the interest accrued thereon to the Redemption Date; provided, however, that in no event shall the Redemption Price be less than 100% of the portion of the principal amount hereof (or, if this Security is an Original Issue Discount Security, the portion of the Amortized Face Amount hereof) to be redeemed.

     If so indicated on the face hereof, and in accordance with the terms specified thereon, this Security will be subject to redemption through operation of a sinking fund.

     [The Indenture contains provisions for defeasance at any time of [the entire indebtedness on this Security] [or] [certain restrictive covenants and Events of Default with respect to this Security] [, in each case] upon compliance by the Company with certain conditions set forth therein. If under the terms of any Securities it is not possible, due to the nature of the manner in which interest payable on such Securities is determined, for the Company to determine the amount of money necessary to pay the principal of, premium, if any, and each installment of interest on such Securities on the Stated Maturity or Interest Payment Dates related to such payments in accordance with the terms of the Indenture and such Securities, then the Company shall waive its right to exercise such defeasance.]

     If an Event of Default with respect to the Securities of this series shall occur and be continuing, the principal of the Securities of this series (or, in the case of Original Issue Discount Securities, the Amortized Face Amount thereof) may be declared due and payable in the manner and with the effect provided in the Indenture. Upon payment (i) of the amount of principal so declared due and payable and (ii) of interest on any overdue principal, premium and interest (in each case to the extent that the payment of such interest shall be legally enforceable), all of the Company's obligations in respect of the payment of the principal of and premium and the interest, if any, on the Securities of this series shall terminate.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default with respect to the Securities of this series, the Holder of not less than 50% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     As provided in the Indenture and subject to certain limitations therein set forth, the Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

     In the event of any redemption at the election of the Company, the Trustee shall not be required to (i) issue, register the transfer of or exchange Securities of this series of like tenor during a period beginning at the opening of business 15 days before any selection of Securities of this series to be redeemed and ending at the close of business on the day of mailing of the relevant notice of redemption, or (ii) register the transfer of or exchange any Security, or portion thereof, called for redemption, except the unredeemed portion of any Security being redeemed in part. Following the exercise of any redemption option by the Holder hereof, the Trustee shall not be required to issue, register the transfer of or exchange that portion of this Security with respect to which such option has been exercised.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Securities of this series may be issued in the form of one or more Global Securities to The Depository Trust Company as depositary for the Global Securities of this series (the "Depositary") or its nominee and registered in the name of the Depositary or such nominee. If the face of this Security contains a legend indicating that this Security is a Global Security so registered, the transfer and exchange hereof is subject to the additional limitations set forth in such legend.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                            __________________

                               ABBREVIATIONS

     The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM   - as tenants in common

     TEN ENT   - as tenants by the entireties

     JT TEN    - as joint tenants with right of survivorship
                    and not as tenants in common

     UNIF GIFT MIN ACT - ______________ Custodian ________________
                         (Custodian)                 (Minor)

     Under Uniform Gifts to Minors Act (___________)
                                      (State)

Additional abbreviations may also be used though not in the above list.

                            __________________

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto


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 PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE:

--------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF
ASSIGNEE)

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the within Note and all rights thereunder, hereby irrevocably constituting

and appointing___________________________________________________________

attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:____________________

X________________________________________________________________
Signature guarantee:                    NOTICE:  The signature to
                                        this assignment must
                                        correspond with the name
                                        as written upon the face
                                        of the within instrument
                                        in every particular,
                                        without alteration or
                                        enlargement or any change
                                        whatever.

                        OPTION TO ELECT REDEMPTION

          The undersigned hereby irrevocably requests and instructs [INSERT NAME OF COMPANY] to redeem the within Security (or portion thereof specified below) pursuant to its terms at the Redemption
Price, to the undersigned at


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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE
                             OF THE UNDERSIGNED)

--------------------------------------------------------------------------

--------------------------------------------------------------------------

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          If less than the entire principal amount of the within
Security is to be redeemed, specify the portion thereof which the Holder elects to have redeemed:
_________________________________________________________________
_______________________; and specify the denomination or denominations (which shall not be less than the minimum authorized denomination) of the Securities to be issued to the Holder for the portion of the within Security not being redeemed (in the absence of any such specification, one such Security will be issued for the portion not being redeemed):
_________________________________________________________________
___________________________.


Dated:___________________
________________________________________________________________
Signature guarantee:                    NOTICE:  This signature
                                        on this Option to Elect
                                        Redemption must
                                        correspond with the name
                                        as written upon the face
                                        of the within instrument
                                        in every particular
                                        without alteration or
                                        enlargement.
19
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